Exhibit 31.4
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Yuneeb Khan, certify that:
1.I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of Quotient Technology Inc.; and
2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 28, 2023	By:	/s/ Yuneeb Khan
Yuneeb Khan Chief Operating Officer and Chief Financial Officer and Treasurer
(Principal Financial Officer and Principal Accounting Officer)